MML SERIES INVESTMENT FUND

MML American Funds® Growth Fund

MML American Funds® International Fund

MML American Funds® Core Allocation Fund

MML Conservative Allocation Fund

MML Balanced Allocation Fund

MML Moderate Allocation Fund

MML Growth Allocation Fund

MML Aggressive Allocation Fund

MML Blue Chip Growth Fund

MML Equity Income Fund

MML Equity Index Fund

MML Focused Equity Fund

MML Foreign Fund

MML Fundamental Growth Fund

MML Fundamental Value Fund

MML Global Fund

MML Growth & Income Fund

MML Income & Growth Fund

MML Large Cap Growth Fund

MML Managed Volatility Fund

MML Mid Cap Growth Fund

MML Mid Cap Value Fund

MML PIMCO Total Return Fund

MML Small Cap Growth Equity Fund

MML Small Company Value Fund

MML Small/Mid Cap Value Fund

Supplement dated March 7, 2014 to the

Prospectuses dated May 1, 2013 and the

Summary Prospectuses dated May 1, 2013

This supplement provides new and additional information beyond that contained in the Prospectuses and Summary Prospectuses and any previous supplements. It should be retained and read in conjunction with the Prospectuses and Summary Prospectuses and any previous supplements.

The following information supplements the information found in the Prospectuses and Summary Prospectuses under the heading Investment Adviser or Investment Adviser to the Fund in the section titled Management for each Fund. It also supplements the information found in the Prospectuses under the heading Investment Adviser in the section titled Management of the Funds.

Effective April 1, 2014, MML Investment Advisers, LLC (“MML Advisers”) will replace Massachusetts Mutual Life Insurance Company (“MassMutual”) as the Funds’ investment adviser. MML Advisers, a Delaware limited liability company, is a wholly-owned subsidiary of MassMutual.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L7352-13-06

L8086-13-01

SUMM-13-01

(CA, BA, MA,

GA, AA: 13-02)